UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

                         Date of Report: August 16, 2006
                        (Date of earliest event reported)

                            Mexco Energy Corporation
             (Exact name of registrant as specified in its charter)

       CO                                                     84-0627918
    (State or other              0-6694                     (IRS Employer
    jurisdiction of     (Commission File Number)        Identification Number)
    incorporation)

               214 W. Texas Avenue, Suite 1101
                         Midland, TX                              79701
          (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code: 432-682-1119


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      On August 16, 2006, Mexco Energy Corporation (the "Registrant") issued a press release reporting its financial results for the quarter ended June 30, 2006.

      The Registrant hereby incorporates by reference into this Item 2.02 the information set forth in such press release, a copy of which is furnished as
Exhibit 99.1 to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934, as amended (the Exchange
Act).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number                       Description
------     ---------------------------------------------------------------------

99.1       Press release dated August 16, 2006.


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MEXCO ENERGY CORPORATION

Dated:  August 16, 2006         By:    /s/ Nicholas C. Taylor
                                      ------------------------------
                                      Nicholas C. Taylor
                                      Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number                       Description
------     ---------------------------------------------------------------------

99.1       Press release dated August 16, 2006.